                                POWER OF ATTORNEY

     The undersigned Trustee of the InvestBio Opportunity Trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints Ronald S. Robbins to be his true and lawful attorney and agent, with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust's registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney, full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney might do or cause to be done by virtue of this Power of Attorney and his signature as the same may be signed by said attorney.



Signature                             Title                    Date
---------                             -----                    ----


 /s/ Scott L. Mathis                  Trustee                  June 27, 2002
--------------------
     Scott L. Mathis

                                POWER OF ATTORNEY

     The undersigned Trustee of the InvestBio Opportunity Trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints Ronald S. Robbins and Scott L. Mathis to be his true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust's registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his signature as the same may be signed by said attorney or attorneys.



Signature                             Title                    Date
---------                             -----                    ----


 /s/ Jack Laschever                   Trustee                  June 27, 2002
-------------------
     Jack Laschever

                                POWER OF ATTORNEY

     The undersigned Trustee of the InvestBio Opportunity Trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints Ronald S. Robbins and Scott L. Mathis to be his true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust's registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his signature as the same may be signed by said attorney or attorneys.



Signature                             Title                    Date
---------                             -----                    ----


 /s/ Noah Klarish                     Trustee                  June 27, 2002
-----------------
     Noah Klarish